UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2020 (January 30, 2020)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

923 Incline Way #39, Incline Village, NV 89451
(Address of principal executive offices)

(877) 742-3094
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement

Agreement with Hong Kong Airlines

In furtherance of a master agreement signed in June 2015 between Aircom Pacific, Inc., a California corporation (“Aircom”) and a wholly-owned subsidiary of Aerkomm Inc. (the “Company”) and Hong Kong Airlines Limited, a company organized under the laws of Hong Kong (“Hong Kong Airlines”), on January 30, 2020, Aircom and Hong Kong Airlines entered into an agreement (the “HKA Agreement”) revising the master agreement, pursuant to which Aircom will provide to Hong Kong Airlines its Ka-band AERKOMM K++ IFEC system for installation on its fleet of 12 Airbus A320 and 5 Airbus A330-300 aircraft as well as the AERKOMM AirCinema system for the Airbus A320 aircraft.

The AERKOMM K++ IFEC system will provide passengers of Hong Kong Airlines with an “at home” network experience by giving free access to on-board WiFi internet connectivity to all passenger personal devices, including laptops, mobile phones and tablets. The AERKOMM AirCinema system will introduce free high speed internet access to the seat back screens of Hong Kong Airlines’ Airbus A320 aircraft, connected via the Ka-band AERKOMM K++ IFEC system.

The HKA Agreement contains the terms and conditions of the supply of the AERKOMM K++ IFEC system by Aircom to Hong Kong Airlines, including the specifications, services, support, ongoing maintenance, training, warranty and connectivity services. Details relating to, and terms of, the services to be provided via the AERKOMM K++ system are being actively discussed by Aircom and Hong Kong Airlines and will be set forth in one or more service level agreements to be entered into by the parties.

The foregoing summary of the HKA Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the HKA Agreement, as it may be redacted, which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

ITEM 8.01. Other Events

On February 4, 2020, the Company issued a press release announcing the HKA Agreement. The press release is attached hereto as Exhibit 99.1 and is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in any such filings.

ITEM 9.01 Financial Statement and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Press Release of the Registrant dated February 4, 2020 relating to the agreement between Aircom Pacific, Inc. and Honk Kong Airlines

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2020	AERKOMM INC.

/s/ Jeffrey Wun
Name: Jeffrey Wun
Title: Chief Executive Officer

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